2Q 2023 Investor Overview

Forward Looking Statements The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the “Company” or “Capital”) including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” "projects", "can", "ongoing", “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward- looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing war in Ukraine; the magnitude and duration of the COVID-19 pandemic and related variants and mutations and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; the transition away from USD LIBOR and uncertainty regarding potential alternative reference rates, including SOFR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; and other factors that may affect our future results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2022 Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Unless otherwise required by law, Capital also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources. This presentation may include certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. If included in this presentation, see the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

Corporate Headquarters - Rockville, MD Balance Sheet ($M, except per share amounts) Unaudited June 30, 2023 QoQ Result 1 YoY Result Assets $ 2,228 (0.8) % 3.4 % Portfolio Loans 1,845 2.9% 14.2 % Deposits 1,934 (0.5) % 2.4 % Quarterly Financial Performance Earnings per Share, Diluted $ 0.52 (23.7) % (35.3) % ROAA 1.34% -50 bps -70 bps ROATCE 12.30% -468 bps -986 bps Tangible Book Value per Share $ 16.98 2.0% 14.8 % Efficiency Ratio 70.41% 573 bps 841 bps Net Interest Margin 6.63% -2 bps -43 bps Net Interest Margin, excluding credit cards & SBA-PPP Loans 4.06% 25 bps 20 bps Capital Bancorp, Inc. (NASDAQ-CBNK) Financial Highlights Corporate Timeline Founded as Harbor Capital National Bank Recapitalized by investor group led by Stephen Ashman Acquired three failed institutions including OpenSky® CEO Ed Barry joined Capital Bank Assets exceed $1 billion Successful IPO and inclusion in R2000 OpenSky® accounts exceed 168,000 Footprint 1999 2002 2011 2012 2017 2018 3 DC-MD-VA Maryland Pennsylvania 1 Results comparing current quarter with immediately prior quarter Originated $371 million SBA-PPP loans (2020 & 2021) 2020 $40MM net income, dividend initiated, assets exceed $2 billion OpenSky® accounts exceed 700,000 2021 Capital Bank reports record year-to- date earnings 2022

Digital Challenger Bank with Diversified Lines of Business • Initial lead product - nationwide, secured credit card to help under-banked customers (re)establish their credit • Secured and unsecured credit card availability to customers • Building capabilities to cross-sell products and services as card-holders progress on their customer journeys • Return to normalized card growth after fast expansion during 2020 and 2021. OpenSky® Digital Bank Capital Bank Home Loans 4 Technology-drivenDifferentiated Go-to-Market Strategy Mortgage Volume and Gain on Sale Margin 2.97% 3.13% 3.14% 3.00% 2.79% 2.67% 2.48% 2.77% 2.14% 2.05% 2.10% 3.02% 2.56% $315 $432 $382 $354 $266 $217 $158 $111 $84 $61 $44 $44 $61 Re-finance ($M) Purchase($M) Gain on Sale Margin (%) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Data and analytics Customer experience Back office automation & Fraud Prevention Digital-lead generations Capital Bank - Commercial Lending Portfolio Loans, excl. OpenSky and SBA-PPP(1) $1.16 $1.16 $1.21 $1.23 $1.28 $1.32 $1.39 $1.41 $1.47 $1.52 $1.61 $1.68 $1.72 5.51% 5.49% 5.38% 5.29% 5.13% 4.96% 4.96% 5.05% 5.03% 5.22% 5.86% 6.30% 6.66% Portfolio Loans, ex OpenSky and SBA-PPP ($B) Yield 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Summary of Card Portfolios $136 $180 $194 $216 $242 $242 $230 $220 $214 $201 $187 $185 $187 $54 $84 $104 $84 $121 $135 $141 $124 $142 $137 $128 $113 $123 401 529 569 642 708 700 660 631 616 577 534 527 540 # Cards (000s) Loans, net ($M) Deposits ($M) 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 • Increasing interest rates have resulted in steep declines in mortgage origination volumes • Gain on sale margin returning to normalized levels • Production team focused on purchase (~93% of volume) and niche products • Commercial branch-lite model focused on attractive Maryland, D.C. and Northern Virginia markets • High value-added services generate above-average risk- adjusted loan yields • Non-interest bearing DDA: 36% of total deposits (1) Portfolio loans include loans held by Church Street Capital and Capital Bancorp.

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 5 • Organic growth has consistently exceeded community banking peers • OpenSky® drives high non-interest income and provides resiliency during economically stressed periods • Asset growth and differentiated businesses drive margins, profitability and book value • Investments in proprietary technology, data analytics and digital marketing • Scalable OpenSky® and Capital Bank Home Loans infrastructure • Continued investment and talent acquisitions to bolster innovation capabilities • Experts in their fields combining large bank and community bank skills to scale the business • Capabilities in data, analytics, marketing and technology • Significant (>30%) board and management ownership • Stable credit performance and track record • Well-reserved portfolio and robust capital to provide support in economic downturn and finance continued growth Operate in Exceptional Market Experienced Entrepreneurial Management Team Growth and Diversified Revenue Generation Drive Superior Profitability Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan Strong Balance Sheet and Robust Capital Positions • The D.C. and Baltimore MSAs comprise one of the largest and wealthiest regions in the U.S • Opportunities for customer and talent acquisition created by consolidation • Market historically insulated from economic downturns by federal government presence and provides core profitability to invest in Digital Challenger Bank expansion Distinctive Investment Opportunity

0 72 122 73 143 207 226 178 9 0 153 153 0 102 116 0 196 187 255 255 255 94 94 94 235 235 235 31 73 125 • OpenSky® mobile app enabling cost- effective customer acquisition and servicing • Proprietary data, credit scoring (B- Score), and algorithms improving customer retention with unsecured credit initiative • NPV models driving product and marketing decisions 6 Data and Analytics Customer Experience Back Office Automation & Fraud Prevention Proprietary data and analytics support consumer and commercial lending Investment and partnerships providing enhanced customer experience Technology facilitating gains in operating leverage and fraud prevention Digital-lead Generation Fintech partnerships driving growth in mortgage, OpenSky® and deposits Technology facilitates growth and profitability • Proprietary technology facilitating acquisition of middle-market customers • Strategic fintech partnerships driving niche deposit growth • Internally-developed commercial score tracking micro market performance • Social media marketing programs efficiently accessing diverse, nationwide customer base • QuickClose digital mortgage platform reducing costs • Expense reduction initiatives completed in 2022 Track Record of Leveraging Technology to Execute Innovation-Focused Business Plan